May 9, 2016

SCHWARTZ VALUE FOCUSED FUND

Ticker Symbol: RCMFX

Supplement to the Prospectus Dated May 1, 2016

The Board of Trustees has approved a proposal to implement a more focused investment strategy for the Schwartz Value Focused Fund (the "Fund") that will give Schwartz Investment Counsel, Inc. (the "Adviser") the ability, from time to time, to invest in smaller, less seasoned issuers and in special situation companies.  The Board of Trustees has authorized management to submit the following proposals for approval by shareholders of the Fund for the purpose of facilitating a more focused investment strategy:

1.	To approve the reclassification of the Fund from a "diversified" fund to a "non-diversified" fund within the meaning of the Investment Company Act of 1940.

2.
To approve the removal of the fundamental investment limitation of the Fund that prohibits it from investing more than 5% of its total assets in the securities of any one issuer (other than the United States Government, its agencies or instrumentalities).

3.	To approve the removal of the fundamental investment limitation of the Fund that prohibits it from acquiring more than 10% of the outstanding voting securities of any one issuer.

4.
To approve the removal of the fundamental investment limitation of the Fund that prohibits it from investing more than 10% of its total assets in the securities of unseasoned issuers or securities that are subject to legal or contractual restrictions on resale.

Shareholders of record of the Fund as of May 6, 2016 will be eligible to vote at a special meeting of shareholders to be held on June 29, 2016.  The Adviser believes the change to a non-diversified classification may provide greater potential to add meaningfully to a position if it has a strong conviction about the potential for capital appreciation or to take larger positions initially.  However, investing a larger percentage of assets in any one issuer, in a smaller number of issuers, or in special situation companies could increase the risk and volatility of the Fund.   No assurance can be given that operating the Fund as a non-diversified fund and removing these fundamental investment limitations will improve its investment performance.  For additional information regarding the proposals set forth above please visit the Fund's website at www.schwartzvaluefocusedfund.com and download a copy of the proxy statement.

Please retain this Supplement for Future Reference